UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020
______________________________________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street, Euless, Texas 76039
(Address of principal executive offices, including Zip code)

(817)835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $.001	USCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its 2020 annual meeting of stockholders (the “Annual Meeting”) on May 14, 2020. At the Annual Meeting, there were 14,985,567 shares of common stock of the Company present in person or represented by proxy and entitled to vote. The Company’s stockholders were asked to vote on the following three proposals, each of which is described in the Proxy Statement: (1) the election of eight directors; (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020 and (3) advisory approval of executive compensation.

Proposal #1 - Election of Directors. The stockholders elected the eight nominees listed below to hold office until the 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified, by the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Susan M. Ball	11,535,889	90,076	9,393	3,350,209
Kurt M. Cellar	11,330,816	293,996	10,546	3,350,209
Michael D. Lundin	11,332,004	292,737	10,617	3,350,209
Rajan C. Penkar	11,572,473	52,427	10,458	3,350,209
Ronnie Pruitt	11,569,762	54,604	10,992	3,350,209
Theodore P. Rossi	11,469,582	155,129	10,647	3,350,209
William J. Sandbrook	11,504,867	122,243	8,248	3,350,209
Colin M. Sutherland	11,493,933	131,049	10,376	3,350,209

Proposal #2 - Ratification of Ernst & Young LLP. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020, by the following vote:

For	Against	Abstentions
14,751,644	207,228	26,695

Proposal #3 - Advisory Approval of Executive Compensation. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement by the following vote:

For	Against	Abstentions	Broker Non-Votes
11,021,425	542,599	71,334	3,350,209

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date:	May 15, 2020	By:	/s/ Gibson T. Dawson
Gibson T. Dawson
Vice President, Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)